SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549




                                   FORM 8-K




                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                August 4, 1994
                               (Date of report)




                                  ONEOK Inc.
            (Exact name of registrant as specified in its charter)



            Delaware                  1-2572                73-0383100
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)



                  100 West Fifth Street      Tulsa, OK 74103
                   (Address of principal executive offices)



                                (918) 588-7000
             (Registrant's telephone number, including area code)

Item 5. Other Information.

The CARMEN FIELD LIMITED PARTNERSHIP V. ONEOK INC., ET AL., case, No. C-89-77, in the District Court of Woods County (filed July 7, 1989) has been settled. An order dismissing the case with prejudice has been filed. (Reference: Item
3. LEGAL PROCEEDINGS of Part I of Form 10-K for fiscal year ended August 31, 1993, as supplemented by Forms 10-Q for quarters ended November 30, 1993, February 28, 1994, and May 31, 1994, respectively.)

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 11th day of August, 1994.


                                               ONEOK Inc.

                                           By:(J. D. NEAL)
                                               J. D. Neal
                                               Vice President, Chief
                                               Financial Officer, and
                                               Treasurer